AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING DO-A1	PAGE 1 of PAGES 16

2. CONTRACT (PROC. INST. IDENT.) NO.	3. EFFECTIVE DATE	4. REQUISITION / PURCHASE REQUEST / PROJECT NO.
FA8650-10-C-5204	19 FEB 2010	See Section G

5. ISSUED BY PKMM CODE FA8650
USAF/AFMC
DET 1 AF RESEARCH LABORATORY
2310 EIGHTH STREET, BUILDING 167
WRIGHT-PATTERSON AFB OH 45433-7801
BOBBI R. CUNNINGHAM (937) 255-5476 X125
bobbi.cunningham@wpafb.af.mil

6. ADMINISTERED BY (IF OTHER THAN ITEM 5) CODE S0302A
DCMA SOLDIER SYS AND CAP - PHOENIX
TWO RENAISSANCE SQUARE
40 NORTH CENTRAL AVE., SUITE 400
PHOENIX AZ 85004-4424
DCMA.PHOENIX@DCMA.MIL
SCD: C PAS: (NONE)

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)
TECHNOLOGY MANAGEMENT COMPANY, INC.
T M C
2500 LOUISIANA BLVD STE 300
ALBUQUERQUE NM 87110-4372
(703) 961-8651
CAGE CODE 1GTV4 FACILITY CODE

8. DELIVERY
☐ FOB Origin ☒ Other (see below)

9. DISCOUNT FOR PROMPT PAYMENT
N

10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS SHOWN IN — ITEM: See Block 12

11. SHIP TO / MARK FOR CODE
See Section F

12. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPS
P.O. BOX 182381
COLUMBUS OH 43218-2381
EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
10 U.S.C. 2304(c)(5)

14. ACCOUNTING AND APPROPRIATION DATA
See Section G

15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B					
		15G. TOTAL AMOUNT OF CONTRACT			$749,692.00

16. Table of Contents

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor's Negotiated Agreement (Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document). Your offer on solicitation number _ including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)

20A. NAME OF CONTRACTING OFFICER
MICHAEL A. CRAMER

19B. Name of Contractor	19C. Date Signed	20B. United States of America	20C. Date Signed
by ________ (signature of person authorized to sign)		//signed// by ________ (signature of Contracting Officer)	19 FEB 2010

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

RESEARCH AND DATA

0001 — 1 Lot — $749,692.00 / $749,692.00

Noun:	RESEARCH AND DATA
NSN:	N - Not Applicable
Contract type:	U - COST PLUS FIXED FEE
Inspection:	DESTINATION
Acceptance:	DESTINATION
FOB:	DESTINATION

Descriptive Data:
Conduct Research entitled "Closed-Loop Process Control for Electron Beam Direct Manufacturing" in accordance with Section J, List of Attachments, Statement of Work, dated 26 January 2010. Deliver data in accordance with Exhibit A, Contract Data Requirements List, DD 1423, dated 29 October 2009.

RESEARCH AND DATA

000101

Noun:	Funding Info Only	
ACRN:	AA $185,000.00	
PR/MIPR:	F4FBDC9306B001	$185,000.00

0002 — 1 Lot — NSP / NSP

Noun:	SOFTWARE
ACRN:	U
NSN:	N - Not Applicable
Contract type:	U - COST PLUS FIXED FEE
Inspection:	DESTINATION
Acceptance:	DESTINATION
FOB:	DESTINATION

Descriptive Data:
Deliver software in accordance with Exhibit A, Contract Data Requirements List, DD Form 1423-1, dated 29 Oct 2009.

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B054 IMPLEMENTATION OF LIMITATION OF FUNDS (DEC 2005) (TAILORED)

Pursuant to the clause FAR 52.232-22 in Section I, entitled, "Limitation of Funds", the total amount available for payment and allotted to this contract for CLINS 0001 is $185,000.00. It is estimated that this amount is sufficient to cover performance through 01 August 2010.

B058 CONTRACT TYPE: COST-PLUS-FIXED-FEE (DEC 2005)

The estimated cost and fee for this contract are shown below. The applicable fixed fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost $700,646.00
Fixed Fee $49,045.00

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C003 INCORPORATED DOCUMENTS/REQUIREMENTS (AUG 2006) (TAILORED)

(a) The following documents are a part of this contract:

(1) Statement of Work entitled Closed-Loop Process Control for Electron Beam Direct Manufacturing dated 26 January 2010 (Included as Attachment 1 to Section J)

(2) DD Form 1423, Contract Data Requirements Lists (CDRL), data items A001 through A006 dated 29 October 2009. (Included as Exhibit A to Section J.)

(3) Identification and Assertion of Use, Release, or Disclosure Restrictions (Included as Attachment 3 to Section J)

NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.247-9008 CONTRACTOR COMMERCIAL PACKAGING (AFMC) (SEP 1998)

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-08	INSPECTION OF RESEARCH AND DEVELOPMENT -- COST-REIMBURSEMENT (MAY 2001) - ALTERNATE I (APR 1984)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2008)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E006 PAYMENT REQUEST AND RECEIVING REPORT SUBMISSION INSTRUCTIONS (AUG 2006)

(a) Pursuant to DFARS 252.232-7003, Electronic Submission of Payment Requests, use of the Wide Area Work Flow - Receipt and Acceptance (WAWF-RA) system for electronic submission of payment requests and receipt/acceptance documents is mandatory for this award. In accordance with DFARS 252.246-7000, Material Inspection and Receiving Report, use of WAWF-RA fulfills the requirements for submission of DD Form 250s.

(b) Technical reports are not to be submitted as attachments in WAWF-RA. See F005 for delivery instructions and addresses for these reports.

(c) A copy of the receiving report printed from WAWF-RA shall accompany each shipment which requires a DD Form 250/receiving report.

(d) PROCESSING STATUS. Any inquiry as to the processing status of a payment request or receiving report should be made to the following office: AFRL/RXLM, Attn: Kevin Kendig
e-mail: kevin.kendig@wpafb.af.mil
Phone Number: (937) 255-1317.

E007 INSPECTION AND ACCEPTANCE AUTHORITY (APR 1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, F4FBDC .

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	U	F4FBDC		19 May 2012

Noun: RESEARCH AND DATA
ACRN: 9
Descriptive Data:
The scheduled delivery date for the approved final report is 19 MAY 2012. All data should be delivered in accordance with Section J, Exhibit A, Contract Data Requirements List (CDRL) DD Form 1423, dated 29 OCTOBER 2009. The technical effort must be completed no later than 19 FEBRUARY 2012. See Section F for mailing addresses.

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0002		1	FY1456			19 Feb 2012

Noun: SOFTWARE
ACRN: U
Descriptive Data:
The scheduled delivery date for software is 19 FEB 2012.

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15 STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)
52.247-34 F.O.B. DESTINATION (NOV 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F003 CONTRACT DELIVERIES (FEB 1997)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

(a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)".

(b) "WARO" means "weeks after the effective date for award of the contractual action".

(c) "DARO" means "days after the effective date for award of the contractual action".

(d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F005 DELIVERY OF REPORTS (OCT 1998)

(a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

(b) All reports and correspondence submitted under this contract shall include the contract number and project number, if applicable, and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

F007 SHIPMENT ADDRESS (SEP 1997)

Air Force Research Laboratory/RXLM
Materials and Manufacturing Directorate
AFRL/RXLM (Attn: Kevin Kendig)
Bldg 655, Room 079, 2230 Tenth Street
Wright-Patterson AFB, OH 45433-7817
e-mail: kevin.kendig@wpafb.af.mil

Item 0001, Alll Data Items
Air Force Research Laboratory
Materials and Manufacturing Directorate
Det 1 AFRL/PKMM (Attn: Bobbi Cunningham)
2310 Eighth Street, Bldg 167
Wright-Patterson AFB, OH 45433-7801
e-mail: bobbi.cunningham@wpafb.af.mil

Item 0001, Data Items A002
Air Force Research Laboratory
Materials and Manufacturing Directorate
AFRL/MLF (Attn: Kelly Fecher)
2310 Eighth Street. Bldg 167
Wright-Patterson AFB, OH 45433-7801
e mail: kelly.fecher@wpafb.af.mil

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data	Obligation Amount
AA	57 93600 299 47ML 663005 6TRXL2 58800 65502F 503000 F03000 *Funding breakdown:* On CLIN 000101: $185,000.00 *PR/MIPR:* F4FBDC9306B001 $185,000.00 *JON:* LM103T05 *Descriptive data:* PR F4FBDC9306B001 - AA - $185,000 FUNDING JON: LM103T05 CSN: J9L130 FSR: 025201 PSR: 218893 DSR: 211872 PR FUNDING COMPLETE	$185,000.00

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G002 PROGRAM MANAGER (MAY 1997)

Program Manager: AFRL/RXLM, KEVIN KENDIG, (937)255-1317

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN	SUBCLIN NO.	TOTAL OBLIGATED
AA	000101	$185,000

a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 2006)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (DEC 2007)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to AFMCLO/JAZI, Building 11, Area B, Room 100, Wright Patterson AFB, OH 45433-7109.
The AFMCLO/JAZI patent administrator can be reached at (937) 255-6111 X370
This notice also constitutes a request (see FAR 52.227-11 or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H028 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (APR 2007)

To comply with DFARS 252.204-7000, Disclosure of Information, the contractor should submit two copies of the information to be released to the Air Force Program Manager at least 45 days prior to the scheduled release date.

The 88 ABW/PA is hereby designated as the approval authority for the Contracting Officer.

H097 ACKNOWLEDGEMENT OF SPONSORSHIP (APR 2006)

(a) The contractor agrees that in the release of information relating to this contract such release shall include a statement to the effect that the project or effort depicted was or is sponsored by the Air Force Research Laboratory (AFRL).

(b) For the purpose of this clause, "information" includes but is not limited to material presented in news releases, articles, manuscripts, brochures, advertisements, still and motion pictures, speeches, presentations, meetings, conferences, symposia, etc.

(c) Nothing in the foregoing shall affect compliance with the requirements of the clause (if applicable) of this contract entitled "Security Requirements".

(d) The contractor further agrees to include this provision in any subcontracts awarded as a result of this contract.

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 6.12.0.0000; Issued: 12/8/2009; FAR: FAC 2005-37; DFAR: DCN20091123; DL.: DL 98-021; Class Deviations: CD 2009-O0011; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 07-05; AFAC: AFAC 2009-1030; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (JUL 2004)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (SEP 2006)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (SEP 2007)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07	CENTRAL CONTRACTOR REGISTRATION (APR 2008)
52.209-06	PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (SEP 2006)
52.215-02	AUDIT AND RECORDS -- NEGOTIATION (MAR 2009)
52.215-08	ORDER OF PRECEDENCE--UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--MODIFICATIONS (OCT 1997)
52.215-13	SUBCONTRACTOR COST OR PRICING DATA--MODIFICATIONS (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (OCT 2004)
52.215-17	WAIVER OF FACILITIES CAPITAL COST OF MONEY (OCT 1997)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (JUL 2005)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA--MODIFICATIONS (OCT 1997)
52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-08	FIXED FEE (MAR 1997)
52.219-06	NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (JUN 2003)
52.219-08	UTILIZATION OF SMALL BUSINESS CONCERNS (DEVIATION) (MAY 2004)
52.219-14	LIMITATIONS ON SUBCONTRACTING (DEC 1996)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) Para (a), Dollar amount is '$0.00'
52.222-03	CONVICT LABOR (JUN 2003)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (MAR 2007)
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (SEP 2006)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)

52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (SEP 2006)
52.222-39	NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT OF UNION DUES OR FEES (DEC 2004)
52.222-50	COMBATING TRAFFICKING IN PERSONS (FEB 2009)
52.222-54	EMPLOYMENT ELIGIBILITY VERIFICATION (JAN 2009)
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (JUN 2008)
52.227-01	AUTHORIZATION AND CONSENT (DEC 2007) - ALTERNATE I (APR 1984)
52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (DEC 2007)
52.227-11	PATENT RIGHTS -- OWNERSHIP BY THE CONTRACTOR (DEC 2007) Para (j), Communications: ""The contractor shall forward the invention reports called for by the Patents Rights clause through the Administrative Contracting Office addressed through AFMCLO.JAZI, 2240 B Street, Room 100, Wright Patterson AFB, OH 45433-7109. Invention reports may be e-mailed to: afmclo.jaz@wpafb.af.mil<mailto: afmclo.jaz@wpafb.af.mil>. Ensure e-mail includes your contract number, followed by the words "Invention Reporting" on the subject line."""
52.228-07	INSURANCE -- LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-09	LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)
52.232-17	INTEREST (OCT 2008)
52.232-22	LIMITATION OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986) - ALTERNATE I (APR 1984)
52.232-25	PROMPT PAYMENT (OCT 2008)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.233-01	DISPUTES (JUL 2002)
52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.233-04	APPLICABLE LAW FOR BREACH OF CONTRACT CLAIM (OCT 2004)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES -- COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)
52.244-06	SUBCONTRACTS FOR COMMERCIAL ITEMS (AUG 2009)
52.246-23	LIMITATION OF LIABILITY (FEB 1997)
52.247-01	COMMERCIAL BILL OF LADING NOTATIONS (FEB 2006)
52.249-06	TERMINATION (COST-REIMBURSEMENT) (MAY 2004)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS (JAN 2009)
252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES (DEC 2008)
252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS (JAN 2009)
252.204-7000	DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION (SEP 2007)
252.204-7008	REQUIREMENTS FOR CONTRACTS INVOLVING EXPORT-CONTROLLED ITEMS (JUL 2008)

252.204-7010 REQUIREMENT FOR CONTRACTOR TO NOTIFY DOD IF THE CONTRACTOR'S ACTIVITIES ARE SUBJECT TO REPORTING UNDER THE U.S.-INTERNATIONAL ATOMIC ENERGY AGENCY ADDITIONAL PROTOCOL (JAN 2009)
Para (a)(1). CO inserts PM name, address, email, phone, and fax number. 'Kevin Kendig, Bldg 655, Room 079, 2230 Tenth Street, Wright Patterson AFB, OH 45433-7817, kevin.kendig@wpafb.af.mil, 937-255-1317'
252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (DEC 2006)
252.215-7000 PRICING ADJUSTMENTS (DEC 1991)
252.225-7006 QUARTERLY REPORTING OF ACTUAL CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (MAY 2007)
252.225-7012 PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (DEC 2008)
252.225-7016 RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (MAR 2006)
252.225-7025 RESTRICTION ON ACQUISITION OF FORGINGS (JUL 2006)
252.225-7030 RESTRICTION ON ACQUISITION OF CARBON, ALLOY, AND ARMOR STEEL PLATE (DEC 2006)
252.226-7001 UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (SEP 2004)
252.227-7016 RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7018 RIGHTS IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019 VALIDATION OF ASSERTED RESTRICTIONS--COMPUTER SOFTWARE (JUN 1995)
252.227-7030 TECHNICAL DATA--WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7037 VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039 PATENTS--REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.231-7000 SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7003 ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS (MAR 2008)
252.232-7010 LEVIES ON CONTRACT PAYMENTS (DEC 2006)
252.235-7010 ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)
Para (a), name of contracting agency(ies): 'United States Air Force'
Para (a), contract number(s): 'FA8650-10-C-5204'
Para (b), name of contracting agency(ies): 'United States Air Force'
252.235-7011 FINAL SCIENTIFIC OR TECHNICAL REPORT (NOV 2004)
252.243-7002 REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (AUG 2009)
252.247-7023 TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)
252.247-7024 NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA (MAR 2000)

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.201-9101 OMBUDSMAN (AUG 2005)
Para (c). Ombudsmen names, addresses, phone numbers, fax, and email addresses. 'Amy K. Smith, Deputy Director of Contracting, AFRL/PK, (937)255-3079, email: Amy.Smith@wpafb.af.mil.'

D. AIR FORCE MATERIEL COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.227-9000 EXPORT-CONTROLLED DATA RESTRICTIONS (AFMC) (JUL 1997)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.211-15 DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (APR 2008)

This is a rated order certified for national defense, emergency preparedness, and energy program use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations System regulation (15 CFR 700).

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	8	29 OCT 2009	CONTRACT DATA REQUIREMENTS LIST (CDRL), DD FORM 1423-1
ATTACHMENT 1	6	26 JAN 2010	CLOSED-LOOP PROCES CONTROL FOR ELECTRON BEAM DIRECT MANUFACTURING
ATTACHMENT 2	1	14 JAN 2010	WIDE AREA WORK FLOW DODAAC AND E-MAIL INSTRUCTION SHEET
ATTACHMENT 3	1	17 FEB 2010	IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY: TDP ____ TM ____ OTHER ____
0001	A	

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LM103T05	FA8650-10-C-5204	Technology Management Company, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A001	SCIENTIFIC AND TECHNICAL REPORTS	Final Report	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-MISC-80711A/T	CSOW	AFRL/RXLM	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
DD	B	ONE/R	See Block 16*
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
A		End of Tech Effort	See Block 16*

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AFRL/RXLM	1	1	0
DET 1 AFRL/WSC-STINFO	1	1	0
15. TOTAL →	2	2	0

16. REMARKS

Blk 4:Tailored to allow for attached ANSI based AFRL Format Guidelines including Standard Form 298.

BLOCK 9: B: Distribution authorized to US Government agencies only.(Proprietary Information) Other requests for this
document shall be referred to AFRL/RXLM.

WARNING - This document contains technical data whose export

is restricted by the Arms Export Control Act (Title 22, U.S.C., sec 2751 et seq.) or the Export Administration Act of 1979, as amended, Title 50, U.S.C. App 2501 et seq. Violations of these export laws are subject to severe criminal penalties. Disseminate in accordance with provisions of DoD Directive 5230.25.

Electronic submittals shall be encrypted or password protected.

Block 11: End of Technical Effort, See Section F.

Block 12: 30 days from Block 11.

Approval/Disapproval by letter from the Air Force Program Manager within 30 days after receipt.

Disapproval requires correction/resubmission within 30 days after receipt of Air Force comments.

Block 13: End of Contract, 90 days from Block 11.

Blocks 12 & 13: Contractor shall deliver the Final Report within 30 calendar days after completion of the technical effort. The AFRL Program Manager will take no more than 30 calendar days to review, edit, and return to the contractor.... (continued on next page)

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Kevin . Kendig AFRL/RXLM (937) 255-1317	29-OCT-2009	Karen E Ragland Data Manager DET 1 AFRL/WSC 7466	29-OCT-2009

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED.

CONTRACT DATA REQUIREMENTS LIST

(1 Data Item)

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LM103T05	FA8650-10-C-5204	Technology Management Company, Inc.

16. REMARKS *(Continued)*

Upon receipt of the combined
Technical and STINFO comments, the contractor shall take
no more than 30 calendar days to incorporate all
required changes and deliver the final technical report
in camera ready and in an editable text format (MS Word)
on CD-ROM electronic copy. CD-ROM shall be labeled IAW
ANSI based AFRL Format Guidelines.

Block 14: Draft submittal shall consist of 1 editable (MS Word) file on CD-ROM plus two (2) paper copies of all printable material. The final camera-ready (ANSI para 6.3.2.4) submittal shall consist of all editable text documents and all multimedia source files in current AF Standard Desktop format (MS Office compatible) and one (1) camera-ready document and one reproduction of all printable materials. Acceptance shall be in accordance with the ANSI based AFRL Format guidelines and the AFRL Quality Technical Report (TR) Checklist (attached). The checklist must be signed and submitted with the Final Report.

Letters only to DCMA/ACO, AFRL/RXOB-ARM, and Det 1 AFRL/PKMM.

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LM103T05	FA8650-10-C-5204	Technology Management Company, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A002	FUNDS AND MAN-HOUR EXPENDITURE REPORT		

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-FNCL-80331A/T	CSOW	AFRL/RXLM	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	B	MTHLY	**
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
N/A		*	**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AFRL/RXF	0	1	0
AFRL/RXL-OAS	0	1	0
AFRL/RXLM	0	1	0
DCMA/ACO	0	1	0
DET 1 AFRL/PKMM	0	1	0
15. TOTAL	0	5	0

16. REMARKS

Tailored to allow contractor's format.

Submit electronically. See Section F for addresses.

* At the close of the contractor's monthly accounting period.

** 25 days after Block 11 time.

BLOCK 9: B: Distribution authorized to US Government agencies only.

Submit electronically. Electronic submittals shall be encrypted or password protected.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Kevin . Kendig AFRL/RXLM (937) 255-1317	29-OCT-2009	Karen E Ragland Data Manager DET 1 AFRL/PKMM 7456	29-OCT-2009

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER ________

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LM103T05	FA8650-10-C-5204	Technology Management Company, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A003	STATUS REPORT		

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-MGMT-80368A/T	CSOW	AFRL/RXLM	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	B	MTHLY	**
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
N/A		*	**

16. REMARKS

Tailored to allow contractor's format and to delete para 3.2.3.

Submit electronically, except when final report is due to be submitted, then omit this item.

* At the close of the contractor's monthly accounting period.

** 25 days after Block 11 time.

BLOCK 9: B: Distribution authorized to US Government agencies only.

Submit electronically. Electronic submittals shall be encrypted or password protected.

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AFRL/RXLM	0	1	0
DCMA/ACO	0	1	0
DET 1 AFRL/PKMM	0	1	0
15. TOTAL	0	3	0

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Kevin . Kendig AFRL/RXLM (937) 255-1317	29-OCT-2009	Karen E Ragland Data Manager DET 1 AFRL/PKSP 255-7486	29-OCT-2009

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. **Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.**

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LM103T05	FA8650-10-C-5204	Technology Management Company, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A004	PRESENTATION MATERIAL		

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-ADMN-81373/T	CSOW	AFRL/RXLM	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	B	ASREQ	*
8. APP CODE		**11. AS OF DATE**	**13. DATE OF SUBSEQUENT SUBMISSION**
N/A		*	*

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AFRL/RXLM	0	1	1
15. TOTAL	0	1	1

16. REMARKS

Tailored to require view graphs and hardcopy or computer generated file.

ASREQ means as required to document topics under discussion at briefings and reviews.

* Submit at each briefing or review as appropriate.

Maximum # of view graphs shall not exceed 200 for this contract.

Submit reproducible on media compatible with MS-Office for Windows.

BLOCK 9: B: Distribution authorized to US Government agencies only.

Submit electronically. Electronic submittals shall be encrypted or password protected.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Kevin . Kendig AFRL/RXLM (937) 255-1317	29-OCT-2009	Karen E Ragland Data Manager DET 1 AFRL/PKSP 255-7486	29-OCT-2009

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED.

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)	Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
0001	A	TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
LM103T05	FA8650-10-C-5204	Technology Management Company, Inc.

1. DATA ITEM NO.	2. TITLE OF DATA ITEM	3. SUBTITLE	17. PRICE GROUP
A005	SCIENTIFIC AND TECHNICAL REPORT	Nonproprietary Phase II Summary Reports	

4. AUTHORITY (Data Acquisition Document No.)	5. CONTRACT REFERENCE	6. REQUIRING OFFICE	18. ESTIMATED TOTAL PRICE
DI-MISC-80711A/T	CSOW	AFRL/RXLM	

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY	12. DATE OF FIRST SUBMISSION
LT	A	2TIME	*
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION
N/A		N/A	**

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
/	0	1	0
15. TOTAL	0	1	0

16. REMARKS

Tailored to allow for the format in accordance with

instructions posted on the Air Force Virtual SBIR

Shopping Mall (http://www.sbirsttrmall.com).

Summary reports shall be prepared and submitted

in accordance with these instructions.

* At the midpoint of the technical effort for the first report

** at the conclusion of the technical effort for the second report

/ http://www.sbirsttrmall.com

Block 9: A: Approved for public release: distribution unlimited.

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
Kevin . Kendig AFRL/RXLM (937) 255-1317	29-OCT-2009	Karen E Ragland Data Manager DET 1 AFRL/PKSP 7486	29-OCT-2009

CONTRACT DATA REQUIREMENTS LIST
(1 Data Item)

Form Approved
OMB No. 0704-0188

A. CONTRACT LINE ITEM NO.: 0001	B. EXHIBIT: A	C. CATEGORY: TDP ____ TM ____ OTHER ____
D. SYSTEM/ITEM: LM103T05	E. CONTRACT/PR NO.: FA8650-10-C-5204	F. CONTRACTOR: Technology Management Company, Inc.
1. DATA ITEM NO.: A006	2. TITLE OF DATA ITEM: TECHNICAL REPORT-STUDY / SERVICES	3. SUBTITLE: SBIR Success Story
4. AUTHORITY (Data Acquisition Document No.): DI-MISC-80508B/T	5. CONTRACT REFERENCE: CSOW	6. REQUIRING OFFICE: AFRL/RXLM

7. DD 250 REQ: LT	9. DIST STATEMENT REQUIRED: A	10. FREQUENCY: 1TIME
8. APP CODE: N/A		11. AS OF DATE: *
12. DATE OF FIRST SUBMISSION: **	13. DATE OF SUBSEQUENT SUBMISSION: N/A	

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

14. DISTRIBUTION

a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
AFRL/RXLM	0	1	0
AFRL/RXOB	0	1	0
15. TOTAL →	0	2	0

16. REMARKS

Tailored to allow for the attached Success Story submission located at : http://sbirsttrmall.com/Forms/SubmissionForm.aspx

Submit electronically.

* At the end of the technical effort.

** 30 days after Block 11.

BLOCK 9: A: Approved for public release: distribution unlimited.

Submit electronically. Electronic submittals shall be encrypted or password protected.

G. PREPARED BY: Kevin . Kendig, AFRL/RXLM (937) 255-1317	H. DATE: 29-OCT-2009	I. APPROVED BY: Karen E Ragland, Data Manager DET 1 AFRL/RXSP 78-7466	J. DATE: 29-OCT-2009

DD FORM 1423-1, FEB 2001 PREVIOUS EDITION MAY BE USED.

INSTRUCTIONS FOR COMPLETING DD FORM 1423

(See DoD 5010.12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL

Item A. Self-explanatory.

Item B. Self-explanatory.

Item C. Mark (X) appropriate category: TDP - Technical Data Package; TM - Technical Manual; Other - other category of data, such as "Provisioning,""Configuration Management," etc.

Item D. Enter name of system/item being acquired that data will support.

Item E. Self-explanatory (to be filled in after contract award).

Item F. Self-explanatory (to be filled in after contract award).

Item G. Signature of preparer of CDRL.

Item H. Date CDRL was prepared.

Item I. Signature of CDRL approval authority.

Item J. Date CDRL was approved.

Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2. Enter title as it appears on data acquisition document cited in Item 4.

Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10. Specify number of times data items are to be delivered.

Item 11. Specify as-of date of data item, when applicable.

Item 12. Specify when first submittal is required.

Item 13. Specify when subsequent submittals are required, when applicable.

Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.

Item 15. Enter total number of draft/final copies to be delivered.

Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14.; Desired medium for delivery of the data item.

FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a. Group I. Definition - Data which is not otherwise essential to the contractor's performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c. Group III. Definition - Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price - Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government's right to use the data shall be governed by the pertinent provisions of the contract.

Proposer Prepared Statement of Work

OBJECTIVE

The objective of this work is to design, build, integrate, and demonstrate a closed loop control methodology for EBDM that is extremely amenable to commercial applications on account of its simplicity, use of COTS sensors, and minimal interfacing requirements to e-beam equipment.

TASK DESCRIPTIONS

All Dates are in Weeks ARO – after receipt of order

TASK NO.	TASK DESCRIPTION	START	STOP
1.0	**Systems Design** The scope of the systems design is to develop first a concept and then a detailed design for all major aspects of this work that would be required to achieve the technical objectives. This includes: • Hardware and software modifications made to the electron beam machine tool to accommodate real time monitoring and control, as well as laser gauging • The "through the beam" COTS sensor • The laser z-height measurement system that will go on-machine within the vacuum chamber • Hardware and software required to implement high speed processing of the sensor data and provide the basis for processing monitoring and control		
1.1	Kickoff meeting --- the contractor should hold a kickoff meeting to be located at PTR, Inc.'s facilities in Enfield CT. The purpose will be to confirm scope and schedule for the Phase II project and to provide the Air Force PM a first-hand view of equipment and capabilities which will be important to this effort. The exact date for this meeting will be set according to the availability of the Air Force PM.	Week 1	Week 4
1.2	Systems Design of Hardware and Software for Process Monitoring and Control Modules --- the contractor shall perform a systems level concept design for the hardware and software that will be required to achieve the process monitoring and control technical objective of this project	Week 1	Week 8
1.3	Systems Design of Hardware and Software Modifications to E-Beam Equipment --- the subcontractor PTR shall perform a systems level design of the modifications required to the standard electron beam welding equipment so that the	Week 4	Week 12

TASK NO.	TASK DESCRIPTION	START	STOP
	monitoring and control concept envisioned in this work will be possible to implement.		
1.4	DELIVERABLE: first bi-monthly report	Week 8	Week 8
1.5	Detailed Design of Hardware and Software for Process Monitoring and Control Modules ---- Contractor shall perform a detailed design for the hardware and software required to achieve the monitoring and control technical objectives of this program	Week 8	Week 14
1.6	Detailed Design of Laser Probe and Next Generation Camera Optical Mount – the contractor IMI, Inc. shall perform a detailed design of the laser height probe that shall be placed inside the vacuum chamber but that will not be used for real-time control of the process, i.e. off-line monitoring only. Additionally they shall design the next generation of for the high speed process sensor.	Week 12	Week 16
1.7	Detailed Design of Hardware and Software Modifications to E-Beam Equipment --- the subcontractor PTR shall develop a detailed design for the hardware and software modifications required to accommodate the process monitoring and control system	Week 16	Week 20
1.8	DELIVERABLE: second bi-monthly report	Week 16	Week 16
1.9	Internal Design Review --- contractor shall review all detailed designs from all subcontractors as well as internal detailed designs and shall verify that designs are consistent and will meet the intent of satisfying the technical objectives for this present work	Week 19	Week 20
1.10	MILESTONE – Design Qualification. This completes the systems design task and assures that the project will have a robust and viable design for all critical elements of the hardware and software required to meet the technical objectives	Week 21	Week 21
2.0	**Procure, Assemble, Test and Build of Camera and Laser Hardware** The scope of this task is to procure the COTS sensors, and to design and build all the associated hardware that is required to correctly use these measurement devices.		

TASK NO.	TASK DESCRIPTION	START	STOP
	These include: • Assembly for primary real-time process sensor • A vapor shield for the laser height gage that prevents vapor buildup when not in use • Vacuum feedtroughs for manipulating the vapor shield as well as getting cables in and out of the chamber		
2.1	Procure laser probe --- contractor shall procure laser probe based on design specifications generated in previous Task	Week 20	Week 24
2.2	Procure primary process sensor --- contractor shall procure high speed COTS process sensor	Week 20	Week 24
2.3	Procure and build components for next generation high speed COTS process sensor – subcontractor IMI shall build this assembly based on their design work of Task 1.7.	Week 20	Week 24
2.4	DELIVERABLE – third bi-monthly report	Week 24	Week 24
2.5	Assemble sensor mount – contractor together with subcontractors IMI and PTR shall assemble and verify the correct functionality of the sensor mount	Wee k 25	Week 26
2.6	Assemble and Test the Laser Height Gage – contractor together with subcontractors IMI and PTR shall test and verify the correct functionality of the Laser height gage.	Week 26	Week 27
2.7	MILESTONE – primary process sensor and laser hardware functional and tested in the final end-use environment	Week 27	Week 27
3.0	**Software Development** Software development in this program is critical to both the sensing and control of real-time phenomena as well as to controlling the e-beam machine tool and providing the input / output relationships required to successfully monitor and control the process, as well as modifications to the e-beam machine tool that will allow such control to be implemented within the CNC scheme of the machine tool. This includes: • Software modifications to the CNC routines on the e-beam machine tool • Software development to rapidly process data from the COTS process sensor • Software to generate appropriate control signals and pass them back to the e-beam controller • Software to track all machine tool and process parameters of interest and report on statistics of these signals as well as anomaly detection for outliers		

TASK NO.	TASK DESCRIPTION	START	STOP
3.1	E-Beam Machine Software Modification – the subcontractor PTR shall modify the e-beam machine code in accordance with their detailed design so that the technical program objectives can be met	Week 27	Week 34
3.2	DELIVERABLE – fourth bi-monthly report	Week 32	Week 32
3.3	Process Monitoring and Control Software Development – the contractor shall develop the software that will monitor the signal content coming from the high speed process sensor, as well as integrate with the PTR controller so as to effect closed loop process control of the EBDM process	Week 30	Week 48
3.4	DELIVERABLE – fifth bi-monthly report	Week 48	Week 48
3.5	Design Review of Software – the contractor together with the subcontractor PTR shall review the code development to ensure adherence to design intent	Week 48	Week 50
3.6	MILESTONE – Software Qualification --- the software is completed according to design intent and is therefore capable of meeting the technical project objectives	Week 50	Week 50
3.7	DELIVERABLE – YEAR ONE TECHNICAL REPORT	Week 50	Week 52
	END OF YEAR ONE		
4.0	**System Integration** After all the hardware and software have been either procured or created, the final step to getting a complete system is the systems integration and testing. This includes: • Ensuring that the COTS primary process sensor and laser gage are integrated to the e-beam machine tool and that they function as designed • Ensuring that control software takes the appropriate control action and is able to drive the appropriate motion axes or beam parameters on the e-beam machine tool		
4.1	System Assembly at PTR --- contractor together with subcontractors PTR and IMI shall bring together the COTS primary process sensor, laser height gage, e-beam software and process monitoring and control software all together for the first time as a system	Week 53	Week 56
4.2	Startup and Shakedown – contractor shall together with subcontractor PTR startup up system as an integrated system, diagnose and resolve problems that arise with communications, and check for potential fault modes	Week 56	Week 60
4.3	Initial Trials – subcontractor PTR with input from contractor shall test system as a closed loop control for the first time on simple deposits to verify correct real-time performance	Week 60	Week 62
4.4	DELIVERABLE – first bi-monthly report of year 2	Week 61	Week 61

TASK NO.	TASK DESCRIPTION	START	STOP
4.5	Parametric Trials – subcontractor PTR with guidance from contractor shall vary parameters to test limits of control performance of closed loop system	Week 62	Week 68
4.6	MILESTONE – systems qualification --- the system is verified as functioning according to design intent	Week 69	Week 69
4.7	DELIVERABLE – second bi-monthly report of year 2	Week 69	Week 70
5.0	**Characteristic part mockup manufacturing** This entire project is ultimately undertaken to manufacture components for the F-35 and other systems of interest to AFRL as well as the DoD at large. This aspect of the work will enable prototypic mockups with accurate geometry but subscale to be made using EBDM.		
5.1	Review Meeting with Lockheed and Pratt & Whitney --- the contractor should arrange a meeting at the subcontractor location PTR to go over test plans for sub-scale part mockup manufacture	Week 71	Week 71
5.2	Part Manufacture – the subcontractor PTR shall manufacture several test articles that are representative of part geometry but are not full scale in terms of part dimensions	Week 71	Week 77
5.3	DELIVERABLE – third bi-monthly report of year 2	Week 77	Week 78
5.4	Test Specimen manufacture – the subcontractor PTR shall manufacture a limited number of mechanical test specimens for testing to be conducted by contractor	Week 78	Week 82
6.0	Materials Evaluation		
6.1	Metallurgical Examination – the contractor shall perform limited metallurgical evaluation on the specimens produced – this could include outside services which are commodity services	Week 82	Week 84
6.2	Mechanical Properties Evaluation – the contractor shall perform limited mechanical testing that could, but may not be limited to, tensile testing, bend testing, and / or fatigue testing	Week 84	Week 92
6.3	DELIVERABLE – fourth bi-monthly report of year 2	Week 86	Week 86

TASK NO.	TASK DESCRIPTION	START	STOP
6.4	Compilation of Mechanical and Metallurgical testing – the contractor should compile the test data and compare to other known standards	Week 92	Week 94
6.5	MILESTONE – Performance Qualification – the closed loop EBDM process is shown to be capable of manufacturing parts which are consistent with the quality level required to go on-wing	Week 94	Week 94
7.0	Final Report and Presentation		
7.1	Compilation of final report – contractor shall compile final report	Week 94	Week 96
7.2	DELIVERABLE – DRAFT FINAL REPORT	Week 96	Week 96
7.3	DELIVERABLE – REVISED FINAL REPORT	Week 100	Week 100
7.4	Final Presentation – contractor should present final results at convenience of AFRL PM at AFRL	Week 94	Week 102
7.5	MILESTONE – PHASE II COMPLETE	Week 104	Week 104

WIDE AREA WORK FLOW DoDAAC AND E-MAIL INSTRUCTION SHEET
SBIR PHASE I

PURSUANT TO DFARS 252.232-7003, ELECTRONIC SUBMISSION OF PAYMENT REQUESTS, USE OF WIDE AREA WORK FLOW – RECEIPT AND ACCEPTANCE (WAWF-RA) IS MANDATORY FOR THIS PURCHASE ORDER

THE FOLLOWING CODES WILL BE REQUIRED TO ROUTE YOUR INVOICES, RECEIVING REPORTS, AND ADDITIONAL E-MAILS CORRECTLY THROUGH WAWF.

SELECT THE FOLLOWING Document Type:

Use Invoice and Receiving Report (Combo) to fulfill Clauses 52.232-02, Payments Under Fixed-Price Research and Development Contracts; 252.232-7003, Electronic Submission of Payment Requests; 252.246-7000, Material Inspection and Receiving Report, and E006, Payment Request and Receiving Report Submission Instructions.

Contract Number: FA8650-10-C-5204

Issue-by DoDAAC: FA8650

Admin DoDAAC: S0302A

Inspected By DoDAAC: **Vendor will LEAVE this block BLANK**

Ship-To Code (Acceptor): F4FBDC

Ship-From Code: NOT NEEDED

LPO DoDAAC/Ext: NOT NEEDED

Pay DoDAAC: HQ0339

NOTE: DO NOT ATTACH TECHNICAL REPORTS TO WAWF-RA DOCUMENTS. YOU MAY ATTACH FINANCIAL INFORMATION SUPPORTING YOUR INVOICE OR DOCUMENTS SUPPORTING INSPECTION AND ACCEPTANCE.

ADDITIONAL E-MAIL NOTIFICATIONS: **(Vendor shall add the following e-mail addresses to documents created in WAWF. These are e-mail addresses of persons who need to see or record information on the documents. The VENDOR and the DFAS Office will automatically receive a notice; you do NOT need to add their e-mail addresses.)**

(Buyer to add email addresses)

1. Kevin.kendig@wpafb.af.mil
2. bobbi.cunningham@wpafb.af.mil_
3. Kelly.fecher@wpafb.af.mil
4. ______
5. ______
6. ______

Payments may be expedited electronically via the Internet through the Wide Area Work Flow (WAWF) system. To access WAWF, go to https://wawf.eb.mil.
WAWF Training may be accessed online at http://www.wawftraining.com/.

Contact your ACO for additional assistance with WAWF training, registration, and implementation.

Payment information may be accessed using the DFAS website at http://www.dod.mil/dfas - click on "myInvoice". Your purchase order/contract number or invoice number will be required to check status of your payment.

252.227-7017 IDENTIFICATION AND ASSERTION OF USE, RELEASE, OR DISCLOSURE RESTRICTIONS (JUNE 1995)

ATTACHMENT 3

FA8650-10-C-5204

TECHNICAL DATA OR COMPUTER SOFTWARE TO BE FURNISHED WITH RESTRICTIONS	BASIS FOR ASSERTION	ASSERTED RIGHTS CATEGORY	NAME OF PERSON ASSERTING RESTRICTIONS
Frontiersman (computer software)	Development at private expense	Restricted	Technology Management Company, Inc.
Scout (computer software)	Development at private expense	Restricted	Technology Management Company, Inc.
RIPLL (reconfigurable intelligent phased lock loop	Development at private expense	Restricted	Technology Management Company, Inc.

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)	RATING DO-A1	PAGE 1 of PAGES 16
2. CONTRACT (PROC. INST. IDENT.) NO. FA8650-10-C-5204	3. EFFECTIVE DATE FEB 19 2010	4. REQUISITION / PURCHASE REQUEST / PROJECT NO. See Section G	

5. ISSUED BY PKMM **CODE** FA8650
USAF/AFMC
DET 1 AF RESEARCH LABORATORY
2310 EIGHTH STREET, BUILDING 167
WRIGHT-PATTERSON AFB OH 45433-7801
BOBBI R. CUNNINGHAM (937) 255-5476 X125
bobbi.cunningham@wpafb.af.mil

6. ADMINISTERED BY (IF OTHER THAN ITEM 5) CODE S0302A
DCMA SOLDIER SYS AND CAP - PHOENIX
TWO RENAISSANCE SQUARE
40 NORTH CENTRAL AVE., SUITE 400
PHOENIX AZ 85004-4424
DCMA.PHOENIX@DCMA.MIL
SCD: C PAS: (NONE)

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)
TECHNOLOGY MANAGEMENT COMPANY, INC.
T M C
2500 LOUISIANA BLVD STE 300
ALBUQUERQUE NM 87110-4372
(703) 961-8651

MAILED FEB 19 2010

CAGE CODE 1GTV4 FACILITY CODE

8. DELIVERY ☐ FOB Origin ☒ Other (see below)

9. DISCOUNT FOR PROMPT PAYMENT N

10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO THE ADDRESS SHOWN IN — ITEM: See Block 12

11. SHIP TO / MARK FOR CODE
See Section F

12. PAYMENT WILL BE MADE BY CODE HQ0339
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPS
P.O. BOX 182381
COLUMBUS OH 43218-2381
EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION
10 U.S.C. 2304(c)(5)

14. ACCOUNTING AND APPROPRIATION DATA
See Section G

15A. ITEM NO	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B					
				15G. TOTAL AMOUNT OF CONTRACT	$749,692.00

16. Table of Contents

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ Contractor's Negotiated Agreement (Contractor is required to sign this document and return 1 copies to issuing office). Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. ☐ Award (Contractor is not required to sign this document). Your offer on solicitation number , including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)
Erin M. Mathie, Contracts Manager

20A. NAME OF CONTRACTING OFFICER
MICHAEL A. CRAMER

19B. Name of Contractor	19C. Date Signed	20B. United States of America	20C. Date Signed
by Erin M Mathie (signature of person authorized to sign)	19 Feb 2010	Michael Cramer (signature of Contracting Officer)	19 Feb 2010

NSN 7540-01-152-8069
Previous Editions unusable
ConWrite Version 6.12.0

STANDARD FORM 26 (Rev 4-85)
Prescribed by GSA FAR (48 CFR) 53.214(a)
Created 18 Feb 2010 1:30 PM